This is filed pursuant to Rule 497(e)


Securities Act File No. 333-106971
Investment Company Act File No. 811-21399




AEGIS HIGH YIELD FUND
a series of The Aegis Funds
Supplement dated January 1, 2009 to the
Prospectus dated April 29, 2008


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


The following disclosure replaces the Portfolio Manager section under Management of the Fund in the Prospectus:

PORTFOLIO MANAGER Scott L. Barbee serves as the portfolio manager of the Fund. He is a Chartered Financial Analyst and a Managing Director of AFC, which he joined in 1997. Mr. Barbee has over thirteen years of experience in the securities industry and has been the portfolio manager of the Aegis Value Fund since its inception in 1998. He was a founding trustee and officer of the Fund. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.






            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.